Other gains/(losses), net (Tables)	12 Months Ended
Dec. 31, 2017
Other Income and Expenses [Abstract]
Tabular Disclosure of Gain (Loss) Related to Nonoperating Activities, Classified as Other

	For the years ended December 31,
	2015	2016	2017
Fair value gain on re-measurement of previously held equity interests in Buzzinate (Note 4(a))	1,161	—	—
Net exchange (loss)/gain	(923)	(1,147)	1,257
Management fee income	375	—	—
Forfeiture of advances from customers	—	—	432
Others	178	65	152

Total	791	(1,082)	1,841